Other Events	12 Months Ended
Dec. 31, 2011
Other Events [Abstract]
Other Events

20.    Other Events

Subsequent to the filing of the Company’s Annual Report on Form 10-K on February 28, 2012, the Company has retrospectively adjusted its audited consolidated financial statements for the years ended December 31, 2011, 2010 and 2009 to reflect the impact of the classification of discontinued operations of properties sold from January 1, 2012 through June 30, 2012, pursuant to the requirements of ASC 360, Property, Plant, and Equipment (“ASC 360”).

ASC 360 requires the Company to report the results of operations of a property if it has either been disposed or is classified as held for sale in discontinued operations and meets certain other criteria. Accordingly, the Company has retrospectively adjusted its audited consolidated financial statements for the properties not previously classified as discontinued operations for the years ended December 31, 2011, 2010 and 2009. These statements reflect 20 of the 21 properties sold during the six-month period ended June 30, 2012 (as one property sold in 2012 was considered held for sale and included in the presentation of discontinued operations at December 31, 2011) and one property considered held for sale at June 30, 2012 (collectively, the “DISC OP Properties”). The Company recorded impairment charges of approximately $15.2 million during the six months ended June 30, 2012, relating to the DISC OP Properties.

As a result of the foregoing, Notes 1, 2, 3, 5, 9, 11, 12, 15, 17, 18 and 19 (unaudited) to the consolidated financial statements for the years ended December 31, 2011, 2010 and 2009, have been retrospectively adjusted and the consolidated financial statements have been reissued.